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Item 27(b)
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
Powers, Richard F. III        Chairman & Chief Executive Officer                      Oakbrook Terrace, IL
Zimmermann, III, John H.       President                                              Oakbrook Terrace, IL
Gehman, Douglas B.            Executive Vice President                                Houston, TX
Rybak, William R.             Executive Vice President & Chief Financial Officer      Oakbrook Terrace, IL
Santos, Michael H.            Executive Vice President & Chief Administrative
                               Officer                                                Oakbrook Terrace, IL
Wolkenberg, Paul R.           Executive Vice President                                Oakbrook Terrace, IL
Althoff, Laurence Joseph      Senior Vice President & Controller                      Oakbrook Terrace, IL
DeMoss, Gary R.               Senior Vice President                                   Oakbrook Terrace, IL
Doyle, John E.                Senior Vice President                                   Oakbrook Terrace, IL
Golod, Richard G.             Senior Vice President                                   Annapolis, MD
Martin, Scott Evan            Sen. V.P., Deputy Gen. Coun. and Sec.                   Oakbrook Terrace, IL
Millington, Charles G.        Senior Vice President and Treasurer                     Oakbrook Terrace, IL
Rein, Walter E.               Senior Vice President                                   Oakbrook Terrace, IL
Saucedo, Colette M.           Senior Vice President                                   Houston, TX
Shepherd, Frederick           Senior Vice President                                   Houston, TX
Sorenson, Steven P.           Senior Vice President                                   Oakbrook Terrace, IL
Stallard, Michael L.          Senior Vice President                                   Oakbrook Terrace, IL
West, Robert Scott            Senior Vice President                                   Oakbrook Terrace, IL
Wood, Edward C, III           Senior Vice President & Chief Operating Officer         Oakbrook Terrace, IL
Cackovic, Glenn M.            First Vice President                                    Laguna Nigel, CA
Hargens, Eric J.              First Vice President                                    Orlando, FL
Hogaboom, David S.            First Vice President                                    Oakbrook Terrace, IL
Martellaro, Dominic C.        First Vice President                                    Danville, CA
Mayfield, Carl                First Vice President                                    Lakewood, CO
McClure, Mark R.              First Vice President                                    Oakbrook Terrace, IL
Ryan, James J.                First Vice President                                    Oakbrook Terrace, IL
Vogel, George J.              First Vice President                                    Oakbrook Terrace, IL
Woelfel, Patrick J.           First Vice President                                    Oakbrook Terrace, IL
Abreu, Robert J.              Vice President                                          New York, NY
Ambrosio, James K.            Vice President                                          Massapequa, NY
Arcara, Brian P.              Vice President                                          Buffalo, NY
Bemstiel, Scott C.            Vice President                                          Plainsboro, NJ
Bettlach, Patricia A.         Vice President                                          Chesterfield, Mo
Biegel, Carol S.              Vice President                                          Oakbrook Terrace, IL
Bisaillon, Chistopher M.      Vice President                                          Oakbrook Terrace, IL
Boos, Michal P.               Vice President                                          Oakbrook Terrace, IL
Boyne, James Joseph           V.P., Associate Gen. Coun. & Asst. Sec.                 Oakbrook Terrace, IL
Brooks, Robert C.             Vice President                                          Oakbrook Terrace, IL
Burke, Jr., William F.        Vice President                                          Mendham, NJ
Burket, Loren                 Vice President                                          Plymouth, MN
Byrum, Christine Cleary       Vice President                                          Tampa, FL
Chambers, Daniel R.           Vice President                                          Austin, TX
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

Charlino, Richard J.          Vice President                                          Houston, TX
Chiaro, Deanne Margaret       Vice President                                          Oakbrook Terrace, IL
Chriske, Scott A.             Vice President                                          Plano, TX
Clavijo, German               Vice President                                          Atlanta, GA
Cloud, Eleanor M.             Vice President                                          Oakbrook Terrace, IL
Cogliandro, Dominick          Vice President and Assistant Treasurer                  New York, NY
Colston, Michael              Vice President                                          Louisville, KY
Cummings, Suzanne             Vice President                                          Oakbrook Terrace, IL
Dalmaso, Nicholas             V.P., Associate Gen. Coun. & Asst. Sec.                 Oakbrook Terrace, IL
Eccleston, Michael E.         Vice President                                          Oakbrook Terrace, IL
Egan, Christopher J.          Vice President                                          Oakbrook Terrace, IL
Fow, William J.               Vice President                                          Redding, CT
Foxhoven, Nicholas J.         Vice President                                          Englewood, CO
Friday, Charles               Vice President                                          Gibsonia, PA
Griffith, Timothy D.          Vice President                                          Kirkland, WA
Haas, Kyle D.                 Vice President                                          Oakbrook Terrace, IL
Hamilton, Daniel              Vice President                                          Austin, TX
Hansen, John G.               Vice President                                          Oakbrook Terrace, IL
Hays, Joseph                  Vice President                                          Cherry Hill, NJ
Heffington, Gregory           Vice President                                          Ft. Collins, CO
Hill, Susan Jean              Vice President and Senior Attorney                      Oakbrook Terrace, IL
Hindelang, Thomas R.          Vice President                                          Gilbert, AZ
Hoggard, Bryn M.              Vice President                                          Houston, TX
Hughes, Michael B.            Vice President                                          Oakbrook Terrace, IL
Hunt, Robert S.               Vice President                                          Phoenix, MD
Jackson, Lowell               Vice President                                          Norcross, GA
Jajuga, Kevin G.              Vice President                                          Baltimore, MD
Johnson, Steven T.            Vice President                                          Oakbrook Terrace, IL
Klein, Dana R.                Vice President                                          Oakbrook Terrace, IL
Kohly, Frederick              Vice President                                          Miami, FL
Kowalski, David Richard       Vice President & Director of Compliance                 Oakbrook Terrace, IL
Kozlowski, Richard D.         Vice President                                          Atlanta, GA
Lathrop, Patricia D.          Vice President                                          Tampa, FL
Laux, Brian                   Vice President                                          Staten Island, NY
Leal, Tony E.                 Vice President                                          Daphne, AL
Lehew III, S. William         Vice President                                          Charlotte, NC
Levinson, Eric                Vice President                                          San Francisco, CA
Linstra, Jonathan             Vice President                                          Oakbrook Terrace, IL
Lundgren, Richard M.          Vice President                                          Oakbrook Terrace, IL
Lynn, Walter                  Vice President                                          Flower Mound, TX
MacAyeal, Linda S.            Vice President and Senior Attorney                      Oakbrook Terrace, IL
Marsh, Kevin S.               Vice President                                          Bellevue, WA

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
McCartney, Brooks D.          Vice President                                          Puyallup, WA
McGrath, Anne Therese         Vice President                                          Los Gatos, CA
McGrath, Maura A.             Vice President                                          New York, NY
Mills, John                   Vice President                                          Kenner, LA
Morrow, Ted                   Vice President                                          Dallas, TX
Muller, Jr. Robert F.         Vice President                                          Cypress, TX
Nicolas, Peter                Vice President                                          Beverly, MA
Page, Todd W.                 Vice President                                          Oakbrook Terrace, IL
Parker, Gregory S.            Vice President                                          Houston, TX
Petrungaro, Christopher       Vice President                                          Oakbrook Terrace, IL
Poli, Richard J.              Vice President                                          Philadelphia, PA
Pratt, Ronald E.              Vice President                                          Marletta, GA
Prichard, Craig S.            Vice President                                          Fairlawn, OH
Reams, Daniel D.              Vice President                                          Royal Oak, MI
Rohr, Michael W.              Vice President                                          Oakbrook Terrace, IL
Rose, Jeffrey L.              Vice President                                          Houston, TX
Rothberg, Suzette N.          Vice President                                          Plymouth, MN
Rourke, Jeffrey               Vice President                                          Oakbrook Terrace, IL
Rowley, Thomas                Vice President                                          St. Louis, MO
Sabo, Heather R.              Vice President                                          Richmond, VA
Scarlata, Stephanie           Vice President                                          Bedford Corners, NY
Scherer, Andrew J.            Vice President                                          Oakbrook Terrace, IL
Schuster, Ronald J.           Vice President                                          Tampa, FL
Shaneyfelt, Gwen L.           Vice President                                          Oakbrook Terrace, IL
Shirk, Jefferey C.            Vice President                                          Swampscott, MA
Sorensen, Traci T.            Vice President                                          Oakbrook Terrace, IL
Spangler, Kimberly M.         Vice President                                          Fairfax, VA
Stabler, Darren D.            Vice President                                          Phoenix, AZ
Staniforth, Christopher       Vice President                                          Leawood, KS
Stefanec, Richard             Vice President                                          Los Angeles, CA
Stevens, James D.             Vice President                                          North Andover, MA
Strafford, William C.         Vice President                                          Granger, IN
Syswerda, Mark A.             Vice President                                          Oakbrook Terrace, IL
Tierney, John F.              Vice President                                          Oakbrook Terrace, IL
Ulvestad, Curtis L.           Vice President                                          Red Wing, MN
Volkman, Todd A.              Vice President                                          Austin, TX
Waldron, Daniel B.            Vice President                                          Oakbrook Terrace, IL
Warland, Jeff                 Vice President                                          Oakbrook Terrace, IL
Wetherell, Weston B.          V.P., Associate Gen. Coun. & Asst. Sec                  Oakbrook Terrace, IL
Wheeler, Frank L.             Vice President                                          Oakbrook Terrace, IL
Whitworth III, Harold         Vice President                                          Oakbrook Terrace, IL
Wilson, Thomas M.             Vice President                                          Oakbrook Terrace, IL
Withers, Barbara A.           Vice President                                          Oakbrook Terrace, IL
Wynn, David M.                Vice President                                          Phoenix, AZ
Yount, James R.               Vice President                                          Mercer Island, WA


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

Zacchea, Patrick M.           Vice President                                          Oakbrook Terrace, IL
Becker, Scott F.              Assistant Vice President                                Oakbrook Terrace, IL
Binder, Brian E.              Assistant Vice President                                Oakbrook Terrace, IL
Blackwood, Joan E.            Assistant Vice President                                Oakbrook Terrace, IL
Bronaugh, Billie J.           Assistant Vice President                                Houston, TX
Brunk, Gregory T.             Assistant Vice President                                Oakbrook Terrace, IL
Costello, Gina                Assistant Vice President & Assistant Secretary          Oakbrook Terrace, IL
Gieser, Sarah K.              Assistant Vice President                                Oakbrook Terrace, IL
Gray, Walter C.               Assistant Vice President                                Houston, TX
Jones, Laurie L.              Assistant Vice President                                Houston, TX
Jordan, Robin R.              Assistant Vice President                                Oakbrook Terrace, IL
Lowe, Ivan R.                 Assistant Vice President                                Houston, TX
Moehlman, Stuart R.           Assistant Vice President                                Houston, TX
Norvid, Steven R.             Assistant Vice President                                Oakbrook Terrace, IL
Putong, Christine K.          Assistant Vice President & Assistant Secretary          Oakbrook Terrace, IL
Robbins, David P.             Assistant Vice President                                Oakbrook Terrace, IL
Rosen, Regina                 Assistant Vice President                                Oakbrook Terrace, IL
Salley, Pamela S.             Assistant Vice President                                Houston, TX
Sanchez, Vanessa M.           Assistant Vice President                                Oakbrook Terrace, IL
Sauerborn, Thomas J.          Assistant Vice President                                New York, NY
Saxon, Bruce                  Assistant Vice President                                Oakbrook Terrace, IL
Saylor, David T.              Assistant Vice President                                Oakbrook Terrace, IL
Schmieder, Christina L.       Assistant Vice President                                Oakbrook Terrace, IL
Sinai, Lauren B.              Assistant Vice President                                Oakbrook Terrace, IL
Transier, Kristen L.          Assistant Vice President                                Houston, TX
Villarreal, David H.          Assistant Vice President                                Oakbrook Terrace, IL
Wells, Sharon M.C.            Assistant Vice President                                Oakbrook Terrace, IL
Napoli, Cathy                 Assistant Secretary                                     Oakbrook Terrace, IL
Brown, Elizabeth M.           Officer                                                 Houston, TX
Browning, John                Officer                                                 Oakbrook Terrace, IL
George, Leticia               Officer                                                 Houston, TX
McLaughlin, William D.        Officer                                                 Houston, TX
Newman, Rebecca               Officer                                                 Houston, TX
Renn, Theresa M.              Officer                                                 Oakbrook Terrace, IL
Vickrey, Larry                Officer                                                 Houston, TX
Yovanovic, John               Officer                                                 Houston, TX
Powers, Richard F. III        Director
Rybak, William R.             Director
Zimmermann, III, John H.      Director

